EX. 99.906CERT

Exhibit (b)

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned officers of Hotchkis and Wiley Funds (the “Fund”), certify that to the best of each such officer’s knowledge and belief:

1)              The Form N-CSR of the Fund for the period ended June 30, 2010 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2)              The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Date: August 25, 2011

	By:	/s/ Anna Marie Lopez
Anna Marie Lopez
President
(Chief Executive Officer)

	By:	/s/ James Menvielle
James Menvielle
Treasurer
(Chief Financial Officer)

A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.